                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
    12

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                               ----------------

               (Name of Registrant as Specified In Its Charter)

                               ----------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                          [LOGO OF TCW APPEARS HERE]

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 South Figueroa Street
                         Los Angeles, California 90017

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be held on Tuesday, June 26, 2001

  Notice is hereby given that the annual meeting of shareholders of TCW Convertible Securities Fund, Inc. (the "Fund") will be held at The Wilshire Grand Hotel 930 Wilshire Boulevard, Los Angeles, California 90017 at 9:30 A.M., Pacific Daylight Time, to consider and vote on the following matters:

  1. Election of nine directors to hold office until the next annual election of directors;

  2. Approval of a new Investment Advisory and Management Agreement;

  3. Ratification of the selection of Deloitte & Touche, LLP as independent auditors for the Fund; and

  4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

  May 11, 2001, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock of record at the close of business on that date will be entitled to vote.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

May 18, 2001


 It is requested that you promptly execute the enclosed proxy and return it in the enclosed envelope thus enabling the Fund to avoid unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                     TCW CONVERTIBLE SECURITIES FUND, INC.
                           865 SOUTH FIGUEROA STREET
                         LOS ANGELES, CALIFORNIA 90017

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of TCW Convertible Securities Fund, Inc. (the "Fund") in connection with the annual meeting of shareholders to be held on Tuesday, June 26, 2001 at 9:30 A.M., Pacific Daylight Time. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Fund. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be by telephone, facsimile, Internet, or otherwise, or personal interview conducted by officers and regular employees of TCW Investment Management Company, the Fund's investment adviser (the "Adviser" or "TCW") or Corporate Investor Communications, Inc. ("CIC"), a proxy solicitation firm that has been retained by the Fund. The Fund will bear the cost of preparing and mailing proxy materials, except for any expenses attributable to the inclusion of Proposal 2, which will be borne by TCW. The Fund will pay CIC a fee of approximately $4,500. The Fund will also reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to beneficial owners of shares of the Fund. This Proxy Statement, the Notice of Annual Meeting and proxy cards are first being mailed to shareholders on or about May 21, 2001.

  The Fund's Common Stock is the only class of outstanding voting securities of the Fund. The record date for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at the close of business on May 11, 2001, and each shareholder of record at that time is entitled to cast one vote for each share of Common Stock registered in his or her name. On May 11, 2001, there were 42,052,794 shares of Common Stock outstanding and entitled to be voted. The Fund's Common Stock does not have cumulative voting rights. On the record date, as far as known to the Fund, no person owned beneficially more than 5% of the outstanding Common Stock of the Fund.

                     1. ELECTION OF THE BOARD OF DIRECTORS

  At the meeting, nine directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Mr. Lawrence J. Sheehan is not standing for re-election to the Fund's Board of Directors. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the nine nominees named below. The following schedule sets forth certain information regarding each nominee for election as director.

                            PRINCIPAL OCCUPATION
                           DURING PAST FIVE YEARS                     SHARES
   NAME AND POSITION        AND DIRECTORSHIP OF           DIRECTOR BENEFICIALLY
     WITH THE FUND            PUBLIC COMPANIES        AGE  SINCE     OWNED(1)
   -----------------       ----------------------     --- -------- ------------
 Ernest O. Ellison*     Chairman of the Investment     70   1987      32,279
 President and Director Policy Committee of the
                        Adviser and TCW Asset
                        Management Company, Vice
                        Chairman and Chairman of
                        the Investment Policy
                        Committee of Trust Company
                        of the West. Vice Chairman,
                        The TCW Group, Inc.

                          PRINCIPAL OCCUPATION
                         DURING PAST FIVE YEARS                       SHARES
  NAME AND POSITION        AND DIRECTORSHIP OF            DIRECTOR BENEFICIALLY
    WITH THE FUND           PUBLIC COMPANIES          AGE  SINCE     OWNED(1)
  -----------------      ----------------------       --- -------- ------------
 John C. Argue       Former Senior Partner and of      69    1997      1,500
 Director            Counsel (1990-1999), Argue
                     Pearson Harbison & Myers (law
                     firm); Director, Apex Mortgage
                     Capital, Inc. (real estate
                     investment trust), Avery
                     Dennison Corporation
                     (manufacturer of self-adhesive
                     products and office supplies),
                     Nationwide Health Properties,
                     Inc. and TCW Galileo Funds,
                     Inc.; Chairman of the Rose
                     Hills Foundation, the Amateur
                     Athletic Foundation and the
                     University of Southern
                     California Board of Trustees.

 Norman Barker, Jr.  Former Chairman of the Board,     78    1987      3,225
 Director(2)         First Interstate Bank of
                     California and Former Vice
                     Chairman of the Board, First
                     Interstate Bancorp; Director,
                     ICN Pharmaceuticals, Inc., TCW
                     Galileo Funds, Inc., and Bank
                     Plus Corp.

 Richard W. Call     Former President, The Seaver      76    1987     12,243
 Director(2)         Institute (a private
                     foundation); Director, TCW
                     Galileo Funds, Inc. and The
                     Seaver Institute. Mr. Call is
                     currently involved in
                     investment in emerging market
                     countries.

 Matthew K. Fong(3)  Since 1999 Mr. Fong has been      45    2001          0
 Director            Of Counsel to the Los Angeles
                     based law firm of Sheppard,
                     Mullin, Richter & Hamilton.
                     From 1995 to 1998, Mr. Fong
                     served as Treasurer of the
                     State of California. From 1991
                     to 1994, Mr. Fong was Vice
                     Chairman of the California
                     State Board of Equalization,
                     California's elected tax
                     agency. Mr. Fong is a Director
                     of ESS Technology, Inc.
                     (computer hardware and
                     software designer) and
                     American National Title and
                     serves as a Regent of
                     Pepperdine University and the
                     Los Angeles Children's
                     Hospital. Mr. Fong is also a
                     Lt. Colonel in the U.S. Air
                     Force Reserves.

 John A. Gavin(3)    Founder and, since 1968,          70 Nominee          0
                     Chairman of Gamma Holdings
                     (international capital and
                     consulting firm); Member,
                     Latin America Strategy Board
                     of Hicks, Muse, Tate & Furst
                     (leveraged buyout firm);
                     Director, International Wire
                     Group (electrical wire
                     manufacturer), KKCF, Inc.
                     (home furnishings
                     manufacturer), Apex Mortgage
                     Capital, Inc. (real estate
                     investment trust); Trustee and
                     Director of certain mutual
                     funds advised by Merrill
                     Lynch. From 1981 to 1986, Mr.
                     Gavin was the United States
                     Ambassador to Mexico.

 Patrick C. Haden(3) Since 1997, General Partner,      48 Nominee          0
                     Riordan, Lewis & Haden
                     (venture capital firm);
                     Director, Tetra Tech, Inc.
                     (environmental consulting),
                     Elkay Plastics Co., Inc.,
                     Financial Pacific Insurance
                     Group, Inc. and IndyMac
                     Mortgage Holdings (mortgage
                     banking).

                         PRINCIPAL OCCUPATION
                        DURING PAST FIVE YEARS                        SHARES
 NAME AND POSITION        AND DIRECTORSHIP OF             DIRECTOR BENEFICIALLY
   WITH THE FUND           PUBLIC COMPANIES           AGE  SINCE     OWNED(1)
 -----------------      ----------------------        --- -------- ------------
 Charles A. Parker Former director and Executive       66   1988      2,073
 Director          Vice President, The Continental
                   Corporation; Former Chairman and
                   Chief Executive Officer,
                   Continental Asset Management
                   Corporation; Director, Horace
                   Mann Educators Corp., trustee,
                   the Burridge Center for Research
                   in Security Prices (University
                   of Colorado).

 Robert G. Sims*   Private Investor; Director, The     70   1991      3,600
 Director(2)       TCW Group, Inc.

--------
Notes:

 * Directors who are or may be deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Ellison is an officer of the Fund and a shareholder and Director of The TCW Group, Inc., the parent corporation of the Adviser. Mr. Sims has served as a Director of the parent corporation of the Adviser during the past two years.

(1) Direct voting and investment power as of March 31, 2001, except as otherwise noted in this footnote. Shares held by Mr. Ellison include 12,000 shares for which he holds voting and investment power as a custodian for a minor and trustee of a charitable trust. All officers and directors of the Fund as a group owned, as of March 31, 2001, beneficially less than 1% of the outstanding shares of its Common Stock. The column in the above table also does not include approximately 196,002 shares of Common Stock which are owned by the Adviser and its affiliates.

(2) Member of the Audit Committee of the Board of Directors.

(3) Mr. Fong was appointed to the Board of Directors on April 18, 2001, which appointment was effective May 5, 2001. Messrs. Gavin and Haden have not previously served on the Board of Directors of the Fund.

  Each of the nominees has been unanimously selected and nominated separately first by those Directors who are not interested persons of the Fund or the Adviser, and then unanimously nominated for election by the full Board of Directors.

  All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate. It is not presently anticipated that any nominee for election will withdraw or otherwise become unavailable prior to the Meeting.

  The Board of Directors has not designated a nominating committee of the Board. The Board of Directors has designated the members identified by footnote (2) to the preceding table as the Audit Committee of the Board. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the Act. The Audit Committee also reviews compliance with the Fund's Code of Ethics by the executive officers, Directors and investment personnel of the Adviser.
Mr. Sims, who is considered an "interested person" of the Fund under the Act by reason of being a director of the parent of the Adviser has been determined by the Board of Directors to be independent from management and the Fund. The Fund's Board of Directors determined that this relationship will not interfere with Mr. Sims' exercise of business judgement. Among the factors considered by the Board of Directors were the remoteness of the affiliation and Mr. Sims' previous Audit Committee experience and financial literacy. The Audit Committee held two meeting(s) during the last fiscal year.

  The Fund's Board of Directors has adopted an Audit Committee Charter, a copy of which is attached to this Proxy Statement as Appendix C. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from the Fund's independent public accountant, and has discussed with the Fund's independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and the Fund's independent public accountant, and discussed certain matters with the Fund's independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2000. As indicated above, the members of the Audit Committee are Messrs. Barker, Call and Sims.

  During 2000, the Board of Directors held four meetings. Each nominee then in office attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) if a member of the Audit Committee, the total number of meetings held by such Committee, except that Richard Call attended three of the four Board of Directors' meetings and one of the two Audit Committee meetings.

  The Fund pays each Independent Director an annual fee of $7,500 plus a per meeting fee of $750 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are employed by the Adviser or an affiliated company of the Adviser receive no compensation or expense reimbursement from the Fund.

  The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 2000. Where applicable, the table also illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 2000 by the TCW Galileo Funds, Inc. (the "Galileo Funds"). The compensation paid by the Galileo Funds is included solely because the Adviser also serves as investment adviser to the Galileo Funds. The Independent Directors do not receive any pension or retirement benefits from the Fund or the Galileo Funds. The Interested Directors are omitted from this table because they receive no compensation from the Fund.

                                                  Aggregate   Total Compensation
                                                Compensation    From the Fund
Name of Independent Director                    From the Fund and Galileo Funds
----------------------------                    ------------- ------------------
John C. Argue..................................    $12,000         $50,000
Norman Barker, Jr. ............................     12,750          50,750
Richard W. Call................................     11,250          48,750
Coleman W. Morton*.............................     10,500          10,500**
Charles A. Parker..............................     10,500          10,500**

--------
* Mr. Morton resigned from the Fund's Board of Directors on May 5, 2001.

** Messrs. Morton and Parker did not serve on the Board of the Galileo Funds.

  The following information relates to the executive officers of the Fund who are not Directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of the officers own common stock of The TCW Group, Inc., the parent corporation of the Adviser.

     Name and Position              Principal Occupation                Officer
       with the Fund               During Past Five Years           Age  Since
     -----------------             ----------------------           --- -------
 Alvin R. Albe, Jr.        Executive Vice President and Director,    47  1998
 Senior Vice President     Trust Company of the West and TCW
                           Asset Management Company; President
                           and Director, the Adviser, TCW Galileo
                           Funds, Inc.; Executive Vice President,
                           The TCW Group, Inc.

 Kevin Hunter              Managing Director, Trust Company of       42  1992
 Senior Vice President     the West, TCW Asset Management
                           Company, and the Adviser.

 Thomas E. Larkin, Jr.     Vice Chairman, The TCW Group, Inc.,       61  1989
 Senior Vice President     Trust Company of West, TCW Asset
                           Management Company and the Adviser;
                           Vice Chairman of TCW Galileo Funds,
                           Inc.

 Hilary G. D. Lord         Managing Director, Chief Compliance       44  1988
 Senior Vice President and Officer and Assistant Secretary, Trust
 Assistant Secretary       Company of the West, TCW Asset
                           Management Company, and the Adviser;
                           Assistant Secretary, TCW Galileo
                           Funds, Inc.

 Thomas D. Lyon            Managing Director, Trust Company of       42  1998
 Senior Vice President     the West, TCW Asset Management Company
                           and the Adviser. Prior to joining TCW
                           in October of 1997, Mr. Lyon was a
                           Vice President and a Portfolio Manager
                           with Transamerica Investment Services.

 Michael E. Cahill         Managing Director, General Counsel and    50  1992
 General Counsel and       Secretary, Trust Company of the West,
 Assistant Secretary       TCW Asset Management Company, the
                           Adviser and The TCW Group, Inc. Mr.
                           Cahill is also Secretary of Apex
                           Mortgage Capital, Inc.

 Philip K. Holl            Senior Vice President, Associate          51  1994
 Secretary                 General Counsel and Assistant
                           Secretary, Trust Company of the West,
                           TCW Asset Management Company and the
                           Adviser; Secretary, TCW Galileo Funds,
                           Inc.; Assistant Secretary, Apex
                           Mortgage Capital, Inc.

 Peter C. DiBona           Senior Vice President, Trust Company      42  1998
 Treasurer                 of the West, TCW Asset Management
                           Company and the Adviser; Treasurer,
                           TCW Galileo Funds, Inc.

 George N. Winn            Assistant Vice President, TCW Asset       32  2000
 Assistant Treasurer       Management Company, Trust Company of
                           the West and the Adviser; Assistant
                           Treasurer, TCW Galileo Funds, Inc.

Required Vote

  The affirmative vote of a plurality of the votes cast at the meeting are required to elect each of the Directors.

  The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" the nominees under Proposal 1. Unmarked proxies will be so voted.

                 2. APPROVAL OF A NEW INVESTMENT ADVISORY AND
                             MANAGEMENT AGREEMENT

Introduction

  TCW Investment Management Company, a registered investment adviser located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, currently serves as the investment adviser to the Fund pursuant to the terms of an Investment Advisory and Management Agreement (the "Advisory Agreement"). TCW presently serves as investment adviser to 50 investment companies (including separate series thereof) which are registered under the 1940 Act, and to a number of other advisory clients. TCW is a wholly owned subsidiary of The TCW Group, Inc. ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW, provide a variety of trust, investment management and investment advisory services. As of March 31, 2001, TCW and its affiliated companies had approximately $80 billion under management or committed for management in various fiduciary and advisory capacities.

  The current directors of TCW are Thomas E. Larkin, Jr., Marc I. Stern, Chairman, and Alvin R. Albe, Jr., President of TCW. Robert A. Day may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of approximately 25% of the outstanding voting stock of The TCW Group. Mr. Larkin, 61, is Vice Chairman of The TCW Group and TCW, and a Vice Chairman of Trust Company of the West. Mr. Stern, 57, is Chairman of TCW, President and Director of The TCW Group, and a Vice Chairman of Trust Company of the West. Mr. Albe, 47, is Executive Vice President and Director of Trust Company of the West, President and Director of TCW, and Executive Vice President of The TCW Group. The business address of Messrs. Albe, Day, Larkin and Stern, and of The TCW Group, is 865 South Figueroa Street, Los Angeles, California 90017.

  TCW will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination, of the Advisory Agreement. It is proposed that TCW continue to serve as investment adviser to the Fund following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of the Fund are being asked to approve a new investment advisory and management agreement (the "New Advisory Agreement") between the Fund and TCW which is substantially identical to the current Advisory Agreement. The Fund's Board of Directors recommends that shareholders approve the New Advisory Agreement, a form of which is attached as Appendix A.

Description of the Transaction

  On April 11, 2001, The TCW Group, certain stockholders of The TCW Group, and Societe Generale, S.A. ("Societe Generale"), Societe Generale Asset Management, S.A. ("SGAM"), a wholly owned subsidiary of Societe Generale, and certain other parties entered into an Acquisition Agreement and Plan of Reorganization (the "Acquisition Agreement") pursuant to which SGAM will acquire a 70% interest in The TCW Group over the next five years (the "Transaction"). As a result of this Transaction, Societe Generale will control The TCW Group and TCW.

  The Acquisition Agreement provides for the acquisition of the 70% interest in The TCW Group by SGAM with payment to be made in Societe Generale shares. Under the terms of the Acquisition Agreement, the Transaction will be completed in two main stages. In the first stage, SGAM will acquire a 51% ownership stake in The TCW Group for Societe Generale shares valued at approximately $880,000,000. This amount is subject to upward or downward revision according to formulas in the Acquisition Agreement and the definitive accounting results of The TCW Group for the years 2001 and 2002.

  In a second stage, between 2003 and 2006, SGAM has the right to acquire, and The TCW Group shareholders have the right to put to SGAM, an additional 19% of The TCW Group shares in four equal annual installments, again paid for with Societe Generale shares. The acquisitions in the second stage will be priced according to formulas in the Acquisition Agreement and based on the definitive accounting results of The TCW Group for later periods. Generally, the pricing formulas in the Acquisition Agreement create an incentive for The TCW Group to grow and increase its earnings. The TCW Group will seek to accomplish this goal by retaining existing customers and increasing assets under management at TCW.

  The remaining 30% of the shares of The TCW Group will be retained by current shareholders and will be available for re-circulation to employees for incentive purposes as Societe Generale repurchases them over time. TCW and Societe Generale believe that this residual ownership creates an additional long-term incentive for growth, performance, and service to TCW clients.

  In addition to the benefit conferred on holders of shares of The TCW Group, the Transaction has been designed to allow The TCW Group and TCW to continue with significant autonomy, while providing support and other benefits from the Societe Generale Group of companies, as discussed further below. Under the Acquisition Agreement, during the five years after the closing of the initial acquisition, Societe Generale has committed up to $25 million per year (up to a total of $100 million) to invest in new investment vehicles developed by The TCW Group and approved by the new products committee.

  The Acquisition Agreement also provides for mechanisms to retain key employees of The TCW Group and TCW. In addition to incentive price adjustments that would benefit shareholders of The TCW Group, a stock option plan and a retention plan will be established by The TCW Group for the purpose of retaining and incentivizing selected employees of TCW and The TCW Group. This retention plan will be funded with $100,000,000 in cash or Societe Generale shares. Additionally, selected members of senior management will enter into employment contracts and non-competition and non-solicitation agreements with terms of four years or more.

  The Acquisition Agreement also contemplates that officers of both companies will sit on the other's board of directors. Robert A. Day, Chairman and CEO of The TCW Group, will be nominated to become the first American to serve on the Societe Generale board. Philippe Citerne, Chief Executive Officer of Societe Generale, and Philippe Collas, Chairman and CEO of SGAM, will sit on the board of directors of The TCW Group. Further, Marc I. Stern, President of The TCW Group, and Robert D. Beyer, President of Trust Company of the West, will sit on the board of directors of SGAM and will also join the executive committee of SGAM, along with William C. Sonneborn, Executive Vice President of The TCW Group. Otherwise, the TCW management structure will not change as a result of the Transaction.

  The Transaction is expected to be completed on or about June 29, 2001, although there is no assurance that the Transaction will be completed. Upon completion of the Transaction, SGAM will hold a separate class of common stock of The TCW Group that has additional voting rights giving SGAM approximately 80% of the total voting rights in The TCW Group. Completion of the Transaction is subject to a number of conditions, including, among others, the receipt of certain regulatory approvals, effectiveness of certain employment agreements, and the absence of material adverse effects on the parties. Approval of the New Advisory Agreement by the shareholders of the Fund is not a condition to the closing of the Transaction, however, failure to do so may affect the closing price of the Transaction. If the Transaction is not completed for any reason, the Advisory Agreement will remain in effect.

Interest of Certain Persons in the Transaction

  Certain Executive Officers of the Fund have a financial interest in the Transaction. Messrs. Albe, Cahill and Ellison (who is also a Director of the
Fund) and Ms. Lord (the "Executive Officers") are shareholders of The TCW Group, and upon consummation of the Transaction will receive shares of Societe Generale in exchange for a portion of their interests in The TCW Group.

  Upon consummation of the Transaction, Mr. Albe will enter into an employment agreement for a term of at least four years after the closing of the Transaction. Each Executive Officer will continue to receive employment-related compensation from TCW. A stock option plan and a retention plan will be established by TCW prior to the closing of the Transaction. TCW will determine, subject to approval by Societe Generale, the terms and conditions of such stock option plan, including the type and amount of securities subject to the plan, their exercise price, and pricing and vesting terms. The retention plan, funded by $100,000,000 in cash or Societe Generale stock, is designed to retain and incentivize selected employees of TCW. Representatives of Societe Generale and TCW will mutually agree on the participants and the amounts to be allocated under the plans, which may or may not include Executive Officers of the Fund.

  As a result of the direct and indirect interests in the Transaction and in TCW, including any employment arrangements with TCW, each of the Executive Officers may be deemed to have a substantial interest in shareholder approval of the New Advisory Agreement.

Post-Transaction Structure and Operations

  Upon completion of the Transaction, Societe Generale will control The TCW Group and its subsidiaries, including TCW. Operationally, TCW is expected to remain independent and to be the exclusive asset management platform of the Societe Generale Group in the United States. In this regard, TCW will coordinate its activities with SGAM. To permit the provision of advisory services to non-U.S. clients of SGAM and other advisory clients of the Societe Generale Group, TCW personnel, including personnel with portfolio management responsibility for the Fund, may become affiliated with SGAM or other Societe Generale-controlled firms. TCW also may call upon the research capabilities and resources of SGAM and its advisory affiliates in connection with providing investment advice to its clients. The TCW Group and TCW will continue to operate in the United States under their existing names and from their current offices.

Description of Societe Generale and Its Affiliates

  Societe Generale, S.A., a publicly traded company founded in 1864 and based in Paris, France, is the lead company in the Societe Generale Group, which is one of Europe's leading banking groups. The Group maintains its focus on three primary business lines: retail banking; corporate and investment banking; and asset management and private banking. The Group's strategy is to develop businesses with superior revenue flows within retail banking, asset management and private banking in order to guarantee steady earnings growth, to continue to enhance the profitability of its corporate and investment banking activities, to seize any opportunities offered by the internet to increase market share more quickly and cut costs, and to pursue a strategy of partnerships with European banks that share Societe Generale's vision of the banking industry. As of March 31, 2001, SGAM had assets under management of more than $150 billion. After completion of the Transaction, it is expected that TCW and SGAM will have over $230 billion under management based on current market valuations. Societe Generale's address is 29, boulevard Haussman, 75009, Paris, France.

  The Societe Generale Group includes over 69,000 staff members in 500 offices in 75 countries spread across five continents. As of December 31, 2000, Societe Generale's major shareholders, in addition to its group of employees and former employees, included the CGNU Group, plc (a UK insurance group holding 6.75% of the share capital and 7.73% of the voting rights), Banco Santander Central Hispano, S.A. (a Spanish banking group holding 5.93% of the share capital and 5.25% of the voting rights), and Meiji Life Insurance Company (a Japanese life insurance company holding 3.25% of the share capital and 5.76% of the voting rights). As of that same date, employees and former employees of the Societe Generale Group held, through an employee stock ownership program, 7.35% of the share capital of Societe Generale and 12.45% of the voting power.

  Following completion of the Transaction, Societe Generale and companies in the Societe Generale Group, including, but not limited to, certain broker-dealers such as SG Cowen Securities Corporation, Fimat USA, Inc., Santander Investment Securities Inc., Santander Securities, SG Securities Asia International Holdings Ltd., SG Securities Johannesburg, Societe Generale Investments (UK) Ltd., SG Securities Madrid, and Fimatex (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of TCW. Once the Transaction is completed, absent an SEC exemption or other relief, the Fund generally would be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to limitations. TCW does not believe that the applicable limitations on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.

Anticipated Impact of the Transaction on Management of the Fund

  The Societe Generale Group has a long track record of acquiring successful businesses, then allowing those businesses to flourish by leaving the management and decision-making authority intact at the firms. To that end, The TCW Group will remain intact and operationally autonomous, functioning as a stand-alone unit of the Societe Generale Group and the exclusive asset management platform in the United States. TCW believes that Societe Generale is committed to the people and processes that have led to TCW's success over the years. Accordingly, TCW believes that the Transaction should have no immediate impact, other than as already noted above, on the management of the Fund or TCW's capacity to provide the type, quality, or quantity of services that it currently provides, and that the Fund should continue to receive the same high quality of service after the Transaction. As discussed below, however, TCW believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

  Specifically, TCW does not anticipate that the Transaction will result in personnel changes affecting the management or the administration of, or TCW's relationship with, the Fund, including those responsible for TCW's regulatory compliance program. Further, although the Advisory Agreement will terminate as a result of the Transaction, the New Advisory Agreement that is being proposed is substantively identical to that currently in effect. In particular, the investment management fees payable to TCW, the services to be provided by TCW, and TCW's obligations and duties under that agreement will remain unchanged.

  TCW will bear the legal and similar expenses of preparing any necessary proxy material or other shareholder communication ("proxy material") in connection with the Transaction, including the expense of any necessary proxy solicitation services, to the extent that such expenses are attributable to the inclusion of Proposal 2. All other costs of preparing and mailing any necessary proxy material for the annual meeting will be borne by the Fund.

The Benefits of the Transaction

  TCW anticipates that the Transaction with Societe Generale will benefit TCW and the Fund in a variety of ways, including the following:

  . TCW's investment expertise will be enhanced by this combination because of the business experience and relationships that Societe Generale has built around the globe, particularly in Europe. TCW's access to European markets and business opportunities will be greatly enhanced by Societe Generale's experience and relationships. The combined global resources of Societe Generale and TCW will allow TCW to take advantage of growth opportunities in the global marketplace.

  . SGAM currently has a team of global investment professionals that manages more than $150 billion in assets. Opportunities for synergies among these professionals and TCW's investment professionals will provide an excellent opportunity for furthering TCW's global investment expertise.

  . The combination will provide additional career opportunities for TCW professionals, furthering TCW's ability to attract and retain the best people.

  . The combination with an organization with the size and resources of the Societe Generale Group will provide TCW with the enhanced opportunity to obtain additional capital and other resources to improve the quality of services TCW is able to provide.

Section 15(f) of the 1940 Act

  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the change of control whereby the investment adviser (or its predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of, such investment company. The Board has been advised that TCW is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. The second condition of Section 15(f) is that during the three-year period after the change of control, at least 75% of the members of such investment company's board of directors must not be "interested persons" (as defined on the 1940 Act) of the investment adviser or its predecessor adviser. It is anticipated that the composition of the Fund's Board will satisfy this condition prior to the closing of the Transaction. Societe Generale and each of the other parties to the Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

The Contracts

 The Advisory Agreement

  TCW has served as investment adviser to the Fund since its inception on March 5, 1987. The Advisory Agreement, dated July 21, 1999, was last submitted for approval by shareholders at the annual meeting held on that date. If the Transaction is not consummated, TCW will continue to serve as adviser to the Fund under the current Advisory Agreement. The Advisory Agreement was last approved by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting held on February 21, 2001.

  Under the terms of the Advisory Agreement, TCW is responsible for making investment decisions and placing orders for the purchase and sale of the Fund's investments directly with the issuers or with brokers or dealers selected by TCW at its discretion. TCW also furnishes to the Board, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the Fund.

  TCW is obligated to manage the Fund in accordance with applicable laws and regulations. The investment advisory services of TCW to the Fund are not exclusive under the terms of the Advisory Agreement. TCW is free to, and does, render investment advisory services to others.

  Consistent with the requirements of the 1940 Act, the Advisory Agreement provides that TCW generally is not liable to the Fund for any error in judgment, mistake of law, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of TCW's duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement may be terminated by the Fund without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon 90 days' notice by TCW. As noted above, the Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

  As compensation for the services rendered, TCW receives a monthly fee from the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average weekly net assets, and 0.50% of the Fund's average weekly net assets in excess of $100 million. Average net assets are determined by taking the average of the weekly determinations of net asset value for each week that ends during the month. For the fiscal year ended December 31, 2000, TCW received from the Fund $2,797,585 in advisory fees. The advisory fee equaled 0.55% of the Fund's average net assets for the year. The total net assets of the Fund were $352,554,521 on December 31, 2000.

  Information about TCW, its principal executive officer and directors, TCW's other investment company clients, and TCW's brokerage policies is presented in Appendix B.

 The New Advisory Agreement

  The New Advisory Agreement is substantially identical to the Advisory Agreement. As noted previously, TCW does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Fund or have an adverse effect on TCW's ability to fulfill its obligations to the Fund. No change is anticipated in the investment philosophies and practices currently followed by the Fund. There will be no change in advisory fees for the Fund. TCW has advised the Fund that it currently anticipates that the same persons responsible for management of the Fund under the Advisory Agreement will continue to be responsible for management of the Fund under the New Advisory Agreement.

  At the April 30, 2001 meeting of the Board at an in-person meeting called for the purpose of acting on the New Advisory Agreement, the New Advisory Agreement was approved unanimously by the Board, including all of the Directors who are not parties to the New Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of the Fund). The New Advisory Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

  If the New Advisory Agreement is approved by shareholders of the Fund, it will take effect immediately upon the closing of the Transaction. The New Advisory Agreement will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year thereafter, provided that such continuance is approved annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) a majority of the Directors who are not parties to the New Advisory Agreement or "interested persons" of any such party (other than as Directors of the Fund).

  In the event that, due to adjournments of the Annual Meeting of Shareholders, the Transaction is consummated before shareholders approve the New Advisory Agreement, the Board, including a majority of the Directors who are not parties to the Advisory Agreement or the New Advisory Agreement, or interested persons of any such party, has authorized an interim advisory contract which has the same terms as the current Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, this interim contract may continue in effect for up to 150 days after the automatic termination of the current Advisory Agreement and investment management fees would be held in an escrow account pending shareholder approval of the New Advisory Agreement, after which such fees would be paid to the Adviser.

Evaluation by the Board of Directors

  The Board has determined that, in approving the New Advisory Agreement on behalf of the Fund, the Fund can best assure itself that services currently provided to the Fund by TCW, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the Advisory Agreement, the New Advisory Agreement will enable the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.

  In determining whether it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Advisory Agreement or interested persons of such parties, considered various materials and representations provided by TCW, including information concerning the continued employment of senior management and investment professionals by TCW after the Transaction, and was advised by independent legal counsel with respect to these matters.

  Information considered by the Directors included, among other things, the following: (1) TCW's representation that the same persons currently responsible for management of the Fund are expected to continue to manage the Fund under the New Advisory Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by TCW under the New Advisory Agreement is the same as the compensation paid under the Advisory Agreement, which the Board previously has determined to be fair and reasonable; (3) TCW's representation that it will not seek to increase the rate of advisory fees paid by the Fund for a period of at least two years following the Transaction;
(4) the commonality of the terms and provisions of the New Advisory Agreement with the terms of the Advisory Agreement; (5) representations made by TCW concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Fund, and on the Fund's ability to engage in portfolio transactions; (6) representations made by TCW that synergies among Societe Generale's and TCW's operations could produce benefits to Fund shareholders through expansion of TCW's investment expertise and investment research capabilities and the enhanced resources expected to be available to TCW; (7) the nature and quality of the services rendered by TCW under the Advisory Agreement; (8) the results achieved by TCW for the Fund; (9) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of TCW; (10) TCW's representation that the Fund will not bear any of the costs arising as a result of the Transaction, including any additional expenses incurred in the preparation and mailing of proxy materials, or any proxy solicitation services utilized, in connection with this matter.

  Based upon its review, the Board determined that, by approving the New Advisory Agreement, the Fund can best be assured that services from TCW will be provided without interruption and without change. The Board also determined that the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Agreement and voted to recommend its approval by the Fund's shareholders.

Required Vote

  The affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) is required to approve the Advisory Agreement. The 1940 Act defines a vote of a majority of a fund's outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote.

  The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" approval of the new advisory agreement as provided under Proposal 2. Unmarked proxies will be so voted.

           3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  Shareholders are requested to ratify the selection by the Board of Directors (including a majority of the Directors who are not interested persons of the Fund as that term is defined in the Act) of the firm of Deloitte & Touche LLP ("Deloitte") as independent auditors for the Fund for the fiscal year ending December 31, 2001. The engagement of such independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Representatives of Deloitte are expected to be present at the meeting, and will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

  Audit Fees. The aggregate fees paid to Deloitte in connection with the annual audit of the Fund for the fiscal year ended December 31, 2000 was $29,400.

  Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by Deloitte to the Fund, the Adviser, and entities controlling, controlled by or under common control with the Adviser that provide services to the Fund for the fiscal year ended December 31, 2000.

  All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by Deloitte to the Fund, the Adviser, and entities controlling, controlled by or under common control with, the Adviser that provide services to the Fund was $10,000 for the fiscal year ended December 31, 2000. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Deloitte.

Required Vote

  The affirmative vote of a majority of the votes cast at the meeting is required for the ratification of the selection of independent auditors.

  The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" ratification of the selection of independent auditors as provided under Proposal 3. Unmarked proxies will be so voted.

                               4. OTHER MATTERS

  The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

                         VOTING AND OTHER INFORMATION

Voting Information

  For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting are present in person or by proxy. Proxies that reflect abstentions or broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which such brokers or nominees do not have discretionary power) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes will have the effect of a "no" vote for Proposal 2. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 3, which require the approval of a plurality and a majority, respectively, of the votes cast at the meeting.

Other Information

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the administrator of the Fund.

Shareholder Proposals

  The Fund holds annual meetings of shareholders. A shareholder's proposal intended to be presented at the Fund's 2002 Annual Meeting of Shareholders must be received by January 21, 2002, in order to be included in the Fund's proxy statement and form of proxy relating to the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the 2002 Annual Meeting of Shareholders without including the proposal in the Fund's proxy statement must notify the Secretary of the Fund in writing of such proposal by April 8, 2002. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2002 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

Adjournment

  In the event that the necessary quorum to transact business at the meeting is not obtained or a quorum is present at the meeting but sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting in person or by proxy. If the necessary quorum is not obtained, the persons named as proxies will vote in favor of the adjournment. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals, and they will vote against any such adjournment those proxies which have voted against any of such proposals. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

                                          By Order of the Board of Directors

                                          PHILIP K. HOLL
                                          Secretary

May 18, 2001


 Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.



 A copy of the Fund's Annual Report for the year ended December 31, 2000 is available without charge upon request by writing the Fund at 865 South Figueroa Street, Los Angeles, California 90017 or telephoning it at 1-877-829-4768.

                                                                     APPENDIX A

                       (Form of New Advisory Agreement)

                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

  AGREEMENT is made as of       day of        , 2001 by and between TCW
CONVERTIBLE SECURITIES FUND, INC., a Maryland corporation ("Fund"), and TCW INVESTMENT MANAGEMENT COMPANY, a California corporation ("Adviser").

  WHEREAS, the Fund is engaged in the business of a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act");

  WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

  WHEREAS, the Fund wishes to retain the Adviser to render investment advisory and management services; and

  WHEREAS, the Adviser is willing to perform such services.

  NOW, THEREFORE, the Fund and the Adviser agree as follows:

  1. Appointment. The Fund hereby employs the Adviser to provide investment advisory and management services for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations herein set forth, for the compensation herein provided.

  2. Advisory and Management Services. The Adviser, subject to the direction and supervision of the Fund's Board of Directors and in conformity with applicable laws, the Fund's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

    (a) Manage the investment of the Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in the Fund's portfolio, the formulation and implementation of the Fund's investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

    (b) Place orders for the purchase or sale of portfolio securities for the Fund's account with broker-dealers selected by the Adviser;

    (c) Administer the day to day operations of the Funds;

    (d) Furnish to the Fund office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping the general accounts and records of the Fund that are not maintained by the Fund's transfer agent, custodian, administrator or accounting or sub-accounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund, if desired and reasonably required by the Fund.

    (e) Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 hereof.

  3. Fund Expenses. The Fund assumes and shall pay or cause to be paid all expenses of the Fund, including, without limitation: (a) all costs and expenses incident to any public offering of securities of the Fund, for cash or otherwise, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any qualification or notification of sale of its securities under state securities laws; (b) the charges and expenses of any custodian appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Fund; (e) the charges and expenses of any administrator or accounting or sub-accounting agent appointed by the Fund to provide accounting or administration services to the Fund; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, state, local or other governmental agencies; (h) the cost and expense of engraving printing and issuing certificates representing securities of the Fund; (i) fees involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission in various state and other jurisdictions; (j) all expenses of shareholders and directors meetings, and of preparing, printing and mailing proxy statements and reports to shareholders; (k) fees and expenses of directors of the Fund who are not "affiliated persons" of the Adviser; (l) all fees and expenses incident to any dividend reinvestment or distribution program; (m) charges and expenses of legal counsel to the "independent directors" or the Fund; (n) trade association dues; (o) interest payable on Fund borrowings; (p) any public relations or shareholder relations expense;
(q) fees and expenses incident to the listing of securities of the Fund on any securities exchange; (r) premiums for a fidelity bond and any errors and omission insurance maintained by the Fund; and (s) any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

   4. Compensation. As compensation for the services performed, the Fund shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate of three quarters of one percent (.75%) of the first $100,000,000 of the Fund's average net assets and one half of one percent (.50%) of the Fund's average net assets in excess of $100,000,000. For the purpose of calculating such fee, the net asset value for a month shall be the average of the Fund's net asset values as determined on the last business day of each week which ends during the month. If this agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the foregoing compensation shall be prorated.

   5. Services Not Exclusive. The Fund understands that the Adviser and its affiliates may act in one or more capacities on behalf of other investment companies and advisory accounts and the Fund consents thereto. While information and recommendations supplied to the Fund shall, in the Adviser's judgement, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies and advisory accounts. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services but the Fund recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by any other investment company or advisory account.

   6. Portfolio Transactions and Brokerage. In placing portfolio transactions and selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the "brokerage and research services" provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized, subject to review by the Fund's Board of Directors, to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Fund.

   7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

   8. Limitation of Liability. Neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Fund or any of its shareholders for any error of judgement, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties.

   9. Nature of Relationship. The Fund and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.

   10. Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect for two years from the date hereof. This Agreement shall thereafter continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a "majority of the outstanding voting securities" of the Fund or by vote of the Board of Directors of the Fund, and (b) by vote of a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Fund (either by vote of its Board of Directors or by vote of a "majority of the outstanding voting securities" of the Fund) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days written notice to the Adviser; this Agreement shall automatically and immediately terminate in the event of its "assignment;" and the Adviser may terminate this Agreement without payment of any penalty on ninety days written notice to the Fund.

   11. Definitions. For the purpose of this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

   12. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

   13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement on the day and year first above written in Los Angeles, California.

                                          TCW CONVERTIBLE SECURITIES FUND,
                                           INC.

                                          By: _________________________________
                                          President

                                          Attest: _____________________________
                                          Secretary

                                          TCW INVESTMENT MANAGEMENT COMPANY

                                          By: _________________________________
                                          President

                                          Attest: _____________________________
                                          Secretary

                                                                      APPENDIX B

          Information About TCW Investment Management Company ("TCW")

   The address of TCW is at 865 South Figueroa Street, Suite 1800, California 90017. TCW is registered as an investment adviser under the Investment Advisers Act of 1940.

   TCW's directors and principal executive officers, their principal occupations and dates of service are shown below. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

         Name
   Length of Service               Position and Principal Occupation
   -----------------               ---------------------------------

 Alvin R. Albe, Jr.    TCW Investment Management Company--Director, President &
 1991-Present          Chief Executive Officer; The TCW Group, Inc.--Executive
                       Vice President; Trust Company of the West--Director &
                       Executive Vice President; TCW Asset Management Company--
                       Director & Executive Vice President; TCW Convertible
                       Securities Fund, Inc.--Senior Vice President; TCW
                       Galileo Funds, Inc.--Director & President

 Michael E. Cahill     TCW Investment Management Company--Managing Director,
 1991-Present          General Counsel & Secretary; The TCW Group, Inc.--
                       Managing Director, General Counsel and Secretary; Trust
                       Company of the West--Managing Director, General Counsel
                       & Secretary; TCW Asset Management Company--Director,
                       Managing Director, General Counsel & Secretary; TCW
                       Convertible Securities Fund, Inc.--General Counsel &
                       Assistant Secretary; TCW Galileo Funds, Inc.--Senior
                       Vice President, General Counsel & Assistant Secretary;
                       Apex Mortgage Capital, Inc.--Secretary

 David S. DeVito       TCW Investment Management Company--Managing Director,
 1993-Present          Chief Financial Officer & Assistant Secretary; The TCW
                       Group, Inc.--Managing Director, Chief Financial Officer
                       & Assistant Secretary; Trust Company of the West--
                       Managing Director, Chief Financial Officer & Assistant
                       Secretary; TCW Asset Management Company--Managing
                       Director, Chief Financial Officer & Assistant Secretary;
                       Apex Mortgage Capital, Inc.--Controller

 Thomas E. Larkin, Jr. TCW Investment Management Company--Director and Vice
 1977-Present          Chairman; The TCW Group, Inc.--Director & Vice Chairman;
                       Trust Company of the West--Director & Vice Chairman; TCW
                       Asset Management Company--Director & Vice Chairman; TCW
                       Convertible Securities Fund, Inc.--Senior Vice
                       President; TCW Galileo Funds, Inc.--Director & Vice
                       Chairman

 Hilary G.D. Lord      TCW Investment Management Company--Managing Director,
 1987-Present          Chief Compliance Officer & Assistant Secretary; The TCW
                       Group, Inc.--Managing Director, Chief Compliance Officer
                       & Assistant Secretary; Trust Company of the West--
                       Managing Director, Chief Compliance Officer; TCW Asset
                       Management Company--Managing Director & Chief Compliance
                       Officer; TCW Convertible Securities Fund, Inc.--Senior
                       Vice President & Assistant Secretary; TCW Galileo Funds,
                       Inc.--Assistant Secretary

         Name
  Length of Service               Position and Principal Occupation
  -----------------               ---------------------------------

 William C. Sonneborn TCW Investment Management Company--Executive Vice
 1998-Present         President & Assistant Secretary; The TCW Group, Inc.--
                      Executive Vice President & Assistant Secretary; Trust
                      Company of the West--Executive Vice President & Assistant
                      Secretary; TCW Asset Management Company--Executive Vice
                      President & Assistant Secretary

 Marc I. Stern        TCW Investment Management Company--Director, Chairman;
 1992-Present         The TCW Group, Inc.--Director, President; Trust Company
                      of the West--Director & Vice Chairman; TCW Asset
                      Management Company--Vice Chairman & President; Apex
                      Mortgage Capital, Inc.--Director, Chairman of the Board;
                      TCW Galileo Funds, Inc.--Director, Chairman; Qualcomm,
                      Inc.--Board Member

Other Investment Company Clients

   TCW also serves as investment adviser or sub-adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at March 31, 2001.

   With respect to the TCW Galileo Funds, TCW has agreed to reduce its investment advisory fee or to pay the ordinary operating expenses to the extent necessary to limit each Galileo Fund's ordinary operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc.

                                                                    Approximate
                                                                       Assets
                                                                    (in millions
                                                                        as of
      Name of Fund                    Advisory Fee Rate               3/31/01)
      ------------                    -----------------             ------------
TCW GALILEO FUNDS
Aggressive Growth         Annual rate of 1% of average daily net       $  129
Equities Fund             assets

Convertible Securities    Annual rate of 0.75% of average daily        $   56
Fund                      net assets

Flexible Income Fund      Annual rate of 0.75% of average daily        $  1.8
                          net assets

Focused Large Cap Value   Annual rate of 0.65% of average daily        $  1.0
Fund                      net assets

Growth Insights Fund      Annual rate of 0.90% of average daily        $  1.1
                          net assets

Health Sciences Fund      Annual rate of 0.90% of average daily        $  0.3
                          net assets

Earnings Momentum Fund    Annual rate of 1% of average daily net       $    9
                          assets

Large Cap Growth Fund     Annual rate of 0.55% of average daily        $ 13.3
                          net assets

Large Cap Value Fund      Annual rate of 0.55% of average daily        $  132
                          net assets

Select Equities Fund      Annual rate of 0.75% of average daily        $  711
                          net assets

Small Cap Growth Fund     Annual rate of 1% of average daily net       $  237
                          assets

Small Cap Value Fund      Annual rate of 1% of average daily net       $    1
                          assets

Technology Fund           Annual rate of 1% of average daily net       $  0.6
                          assets

Value Opportunities Fund  Annual rate of 0.80% of average daily        $117.6
                          net assets

                                                                   Approximate
                                                                      Assets
                                                                   (in millions
                                                                       as of
Name of Fund                         Advisory Fee Rate               3/31/01)
------------                         -----------------             ------------
Core Fixed Income Fund   Annual rate of 0.40% of average daily        $ 75.5
                         net assets

High Yield Bond Fund     Annual rate of 0.75% of average daily        $254.4
                         net assets

Money Market Fund        Annual rate of 0.25% of average daily        $  250
                         net assets

Mortgage-Backed          Annual rate of 0.50% of average daily        $   63
Securities Fund          net assets*

Total Return Mortgage-   Annual rate of 0.50% of average daily
 Backed Securities Fund  net assets                                   $ 87.3

Asia Pacific Equities    Annual rate of 1% of average daily net       $   10
Fund                     assets

Emerging Markets         Annual rate of 1% of average daily net       $   30
Equities Fund            assets

Emerging Markets Income  Annual rate of 0.75% of average daily        $   49
Fund                     net assets

European Equities Fund   Annual rate of 0.75% of average daily        $ 26.2
                         net assets

Japanese Equities Fund   Annual rate of 0.75% of average daily        $   12
                         net assets

Latin America Equities   Annual rate of 1.00% of average daily        $    2
Fund                     net assets

Select International     Annual rate of 0.75% of average daily        $   39
Equities Fund            net assets

--------
*TCW has voluntarily waived a portion of its advisory fee reducing it to 0.35% through December 31, 2001.

                                                                    Approximate
                                                                    Assets (in
                                                                    millions as
      Name of Fund                    Advisory Fee Rate             of 3/31/01)
      ------------                    -----------------             -----------
SUB-ADVISED FUNDS
Allmerica Investment      0.85% of the average daily net assets       $ 28.3
Trust--Select Strategic   not exceeding $100 million; and 0.75% on
Growth Fund               assets exceeding $100 million.

Consulting Group Capital                                              $415.0
Markets Funds--Large      0.40% of the average daily net assets
Capitalization Growth     not exceeding $500 million; and 0.35% on
Investments               assets exceeding $500 million.

Enterprise Accumulation   0.40% of the average daily net assets       $366.3
Trust--Equity Portfolio   not exceeding $1 billion; and 0.30% on
                          assets exceeding $1 billion.

Enterprise Group of       0.40% of the average daily net assets       $121.8
Funds, Inc.--Equity       not exceeding $100 million; and 0.30% on
Portfolio                 assets exceeding $100 million.

Enterprise Group of       0.30% of the average daily net assets       $158.1
Funds, Inc.--Government   not exceeding $50 million; 0.25% on
Securities Portfolio      assets exceeding $50 million.

Frank Russell Investment  0.45% of average daily net assets.          $  8.6
Company--Select Growth
Fund

The Glenmeade Fund,       0.60% of average daily net assets.          $ 49.6
Inc.--Small
Capitalization Growth
Portfolio

Liberty All-Star Equity   0.40% of the average weekly net assets      $215.6
Fund, Inc. (closed-end)   up to $400 million; 0.36% of the average
                          weekly net assets of the next $400
                          million; 0.324% of the average weekly
                          assets of the next $400 million; and
                          0.292% thereafter.

Liberty All-Star Equity   0.30% of average daily net assets.          $ 12.5
Fund--Variable Series

Liberty All-Star Growth   0.40% of average weekly net assets up to    $ 39.0
Fund, Inc. (closed-end)   $300 million; 0.36% thereafter

MSDW Mid-Cap Equity       0.75% of the average daily net assets       $938.8
Trust                     not exceeding $500 million; 0.725% of
                          next $1.5 billion; 0.70% of next $1
                          billion; and 0.675% of average daily net
                          assets exceeding $3 billion. TCW
                          receives 40% of above.

MSDW North American       0.65% of average daily assets not           $ 97.4
Government Income Trust   exceeding $500 million; 0.60% on assets
                          exceeding $500 million. TCW receives 40%
                          of above.

                                                                    Approximate
                                                                    Assets (in
                                                                    millions as
      Name of Fund                    Advisory Fee Rate             of 3/31/01)
      ------------                    -----------------             -----------
MSDW Small Cap Growth     1.00% of average daily assets not           $444.2
Fund                      exceeding $1.5 billion; and 0.95%
                          thereafter. TCW receives 40% of above.

MSDW Total Return Trust   0.75% of average daily net assets not       $664.4
                          exceeding $500 million; and 0.725%
                          thereafter. TCW receives 40% of above.

MSDW Select Dimensions                                                $ 11.5
Investment Series--The
Emerging Markets          1.25% of average daily net assets. TCW
Portfolio                 receives 40% of above.

MSDW Select Dimensions    0.625% of average daily net assets not      $ 73.0
Investment Series--The    exceeding $500 million; and 0.60%
Mid-Cap Growth Portfolio  thereafter. TCW receives 40% of above.

MSDW Select Dimensions    0.65% of average daily net assets. TCW      $  6.9
Investment Series--The    receives 40% of above.
North American
Government Securities
Portfolio

TCW/DW Term Trust 2002                                                $395.9
(closed-end)              0.26% of average weekly net assets.

TCW/DW Term Trust 2003                                                $855.5
(closed-end)              0.26% of average weekly net assets.

Touchstone Strategic      0.50% of average daily net assets.          $    0(*)
Trust--Emerging Growth
Fund

Touchstone Variable       0.50% of average daily net assets.          $    0(*)
Series Trust--Emerging
Growth Fund

Vantagepoint Funds--      0.70% of average daily net assets on        $667.6
Growth Stock Fund         first $25 million; 0.50% on next $25
                          million; 0.45% of next $50 million;
                          0.40% of next $400 million; and 0.35%
                          thereafter.

Vantagepoint Funds--      0.73% of average daily net assets on        $217.9
Aggressive Opportunities  first $100 million; 0.69% on next $100
Fund                      million; and 0.67% thereafter.

--------
(*) Management did not commence until 5/1/2001

Brokerage Policies

  Subject to policies established by the Board of Directors of the Fund, TCW is responsible for the placement of the Fund's portfolio transactions and the allocation of the brokerage.

  In selecting broker-dealers TCW seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable TCW to effect orderly sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, TCW may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if TCW first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. TCW may select broker-dealers in which other of its clients or clients of its affiliates, and indirectly TCW or its affiliates, have some financial interest.

  Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. Research services also includes advice from broker dealers as to the value of securities; availability of securities, buyers and sellers; recommendations as to purchase and sale of individual securities and timing of said transactions.

  Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices that include underwriting fees.

  TCW maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services that TCW believes are useful. When TCW receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by TCW, the portion attributable to research may be paid through brokerage commissions.

  Research services furnished by broker-dealers may be used in services for any or all of the clients of TCW, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

  Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

  When the Fund and one or more of the other advisory accounts managed by TCW or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner that TCW believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

                                                                     APPENDIX C

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                            AUDIT COMMITTEE CHARTER

   The Audit Committee is appointed by the Board to assist the Board in monitoring (i) the reasonableness of the financial statements of the Company,
(ii) the compliance by the Company with regulatory requirements applicable to the financial statements, and (iii) the independence and performance of the Company's independent auditors.

   The members of the Audit Committee ("Committee") shall consist of no fewer than three members, and shall meet the independence and experience requirements of the New York Stock Exchange.

   The following functions shall be common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

   The Audit Committee shall:

    1. Make periodic reports to the Board.

    2. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    3. Review with management and the independent auditors the annual audited financial statements to be included in the Company's Annual Report to Shareholders including accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    4. Review with management significant judgements made in connection with the preparation of the Company's financial statements.

    5. With the Board, evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    6. Review the range of estimated costs of audit and non-audit services performed by the independent auditor.

    7. Receive annual reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

    8. Discuss with the independent auditor the matters required to be discussed by the Statement on Auditing Standards ("SAS") No. 61 (as amended by SAS No. 90) issued by the Auditing Standards Board, relating to the conduct of the audit.

    9. Recommend to the Board the appointment of the independent auditor, which firm is accountable to the Audit Committee and the Board

    10. Approve the Audit Committee report required by the rules of the SEC to be included in the Company's annual proxy statements.

    11. Meet at least annually with (i) the Company's Chief Financial Officer and (ii) the independent auditor in a separate executive session.

   Although the Audit Committee has oversight responsibility and the authority set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management.

PROXY
                     TCW CONVERTIBLE SECURITIES FUND, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at an Annual Meeting of Shareholders to be held at The Wilshire Grand Hotel, 930 Wilshire Boulevard, Los Angeles, California 90017, on Tuesday, June 26, 2001, at 9:30 A.M., Pacific Daylight Time.

  The undersigned hereby appoints Alvin R. Albe, Jr., Ernest O. Ellison and Philip K. Holl and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of common stock of TCW Convertible Securities Fund, Inc. held of record by the undersigned on the record date for the meeting, upon the following matters and upon any other matter which may come before the meeting, in their discretion.

  Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of the directors named in the Proposal 1, and FOR Proposals 2 and 3.

                       (Continued and to be signed and dated on the other side.)

                                    TCW CONVERTIBLE SECURITIES FUND, INC.
                                    P.O. BOX 11459
                                    NEW YORK, N.Y. 10203-0459
  (1) Election of Directors

  [_] FOR all nominees listed below   [_] WITHHOLD AUTHORITY to vote for all
  nominees listed below
  [_] *EXCEPTIONS

   Nominees: Ernest O. Ellison, John C. Argue, Norman Barker, Jr., Richard W. Call, Matthew K. Fong, John A. Gavin, Patrick C. Haden, Charles A. Parker,
                                 Robert G. Sims

(Instructions: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions

--------------------------------------------------------------------------------



  (2) Proposal to approve the New Investment Advisory and Management Agreement

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  (3) Proposal to ratify the selection of Deloitte & Touche LLP as the Fund's Independent Auditors

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  (4) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting

                                             Change of Address
                                             and/or Comments (Mark
                                             Here    )

                                             Receipt of Notice of
                                             Annual Meeting and
                                             Proxy Statement is
                                             hereby acknowledged.
                                             Important: Joint
                                             owners must EACH
                                             sign. When signing as
                                             attorney, trustee,
                                             executor,
                                             administrator
                                             guardian or corporate
                                             officer, please give
                                             your full title.

                                             Dated _________ , 2001

                                             ----------------------
                                             Sign here exactly as
                                             name(s) appear(s) on
                                             left

                                             ----------------------
                                             Votes must be
                                             indicated (X) in
                                             Black or Blue ink.

  Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.